Letter of Transmittal

To Offer to Exchange Each Outstanding Share of Preferred Stock
of
GIFTED TIME HOLDINGS, LTD.
for one share
Common Stock of HLS Systems International, Ltd.
Pursuant to the Prospectus dated ____________, 2007

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ______________, 2007, UNLESS THE OFFER IS EXTENDED. SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

By Mail, Overnight Courier or Hand Delivery

HLS Systems International, Ltd.
c/o Chardan North China Acquisition Corporation
625 Broadway, Suite 1111
San Diego, CA 92101

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)	Total Number of Shares Evidenced By Share Certificate(s)	Number of Shares Tendered*

Total Shares

*	Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to HLS are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be used to forward certificates pursuant to the procedures set forth under in the Prospectus under the caption “The Exchange Offer—Procedure for Tendering.”

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

LOST CERTIFICATES

☐  I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED                        SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT HLS AND/OR GIFTED TIME HOLDINGS TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to HLS Systems International, Ltd.. (“HLS”), a British Virgin Islands corporation, the above-described shares of preferred stock (the “Gifted Time Shares”) of Gifted Time Holding, Ltd. (“Gifted Time”) pursuant to HLS’s offer to exchange one share of common stock, par value $0.001 per share, of HLS (“HLS Shares”) for each outstanding Gifted Time Share, upon the terms and subject to the conditions set forth in the Prospectus, dated ___________, 2007 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Exchange Offer”). The undersigned understands that HLS reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Gifted Time Shares tendered pursuant to the Exchange Offer, but any such transfer or assignment will not relieve HLS of its obligations under the Exchange Offer or prejudice the undersigned’s rights to receive HLS Shares for Gifted Time Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance of the Gifted Time Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, HLS all right, title and interest in and to all of the Gifted Time Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Gifted Time Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints HLS the true and lawful agent and attorney-in-fact of the undersigned with respect to such Gifted Time Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Gifted Time Shares (and any Distribution), together with all accompanying evidences of transfer and authenticity, to or upon the order of HLS, (ii) present such Gifted Time Shares (and any Distribution) for transfer on the books of Gifted Time, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Gifted Time Shares (and any Distribution), all in accordance with the terms of the Exchange Offer.

The undersigned hereby irrevocably appoints designees of HLS as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Gifted Time Shares tendered hereby which have been accepted for exchange by HLS prior to the time of any vote or other action (and any Distribution) at any meeting of shareholders of Gifted Time (whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Gifted Time Shares by HLS in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Gifted Time Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Gifted Time Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by HLS, HLS will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by HLS to be necessary or desirable to complete the sale, assignment and transfer of the Gifted Time Shares tendered hereby (and any Distribution).

The undersigned understands that tenders of Gifted Time Shares pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and HLS upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, HLS may not be required to accept for exchange any of the Gifted Time Shares tendered hereby.

The undersigned understands that the delivery and surrender of Gifted Time Shares that the undersigned has tendered is not effective, and the risk of loss of Gifted Time Shares does not pass to HLS, until HLS receives the Letter of Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to HLS and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF GIFTED TIME SHARES WILL BE DETERMINED BY HLS AND IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING GIFTED TIME SHAREHOLDERS. The undersigned also understands that no tender of Gifted Time Shares is valid until all defects and irregularities in tenders of Gifted Time Shares have been cured or waived and that none of HLS, or any other person is under any duty to give notification of any defects or irregularities in the tender of any Gifted Time Shares or will incur any liability for failure to give any such notification.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the HLS Shares and return any Gifted Time Shares not tendered or not accepted for exchange, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the HLS Shares and any certificates for Gifted Time Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the HLS Shares and return any Gifted Time Shares not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that HLS has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Gifted Time Shares from the name of the registered holder(s) thereof if HLS does not accept for exchange any of the Gifted Time Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the HLS Shares (or certificates for Gifted Time Shares not tendered or not accepted for exchange) are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the HLS Shares (or certificates for Gifted Time Shares not tendered or not accepted for exchange) are to be sent to someone other than the undersigned.

Issue Certificates to:	Mail Certificates to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

(Taxpayer Identification No.)	(Taxpayer Identification No.)

IMPORTANT—SIGN HERE
(Also Complete Substitute Form W-9 Included Below)
(Signature(s) of Owner(s))

Dated

Name(s)

(Please Print)

Capacity (full title)

Address
(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name(s)

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

Dated

SUBSTITUTE FORM W-9	PAYER’S NAME: HLS Systems International, Ltd.
Department of The Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s): ______________________
PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3—CERTIFICATION Under penalties of perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE ____________________________________________

NAME _________________________________________________

BUSINESS NAME ________________________________________

(If different from above) ____________________________________

Check appropriate box:
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other_____

ADDRESS _______________________________________________

CITY       STATE      ZIP CODE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Gifted Time Shares tendered herewith and such holder(s) have not completed the instruction entitled “Special Issuance Instructions” on this Letter of Transmittal. See Instruction 5.

2.  Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. Share Certificates for all Gifted Time Shares as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by HLS at its addresses set forth on the front page of this Letter of Transmittal by the expiration date (as defined in the Prospectus).

THE METHOD OF DELIVERY OF GIFTED TIME SHARES AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY HLS. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING SHAREHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE GIFTED TIME SHARES.

3.  Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Gifted Time Shares evidenced by such Share Certificates and the number of Gifted Time Shares tendered should be listed on a separate signed schedule and attached hereto.

4.  Partial Tenders. If fewer than all the Gifted Time Shares represented by any certificate delivered to HLS are to be tendered, fill in the number of Gifted Time Shares which are to be tendered in the box entitled “Number of Gifted Time Shares Tendered.” In such case, a new certificate for the remainder of the Gifted Time Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Gifted Time Shares represented by certificates delivered to HLS will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Gifted Time Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Gifted Time Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Gifted Time Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Gifted Time Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the shares of HLS is to be made, or Gifted Time Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Gifted Time Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Gifted Time Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to HLS of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6.  Stock Transfer Taxes. HLS will pay any stock transfer taxes with respect to the sale and transfer of any Gifted Time Shares to it or its order pursuant to the Exchange Offer. If, however, payment of the purchase price is to be made to, or Gifted Time Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Gifted Time Shares to HLS pursuant to the Exchange Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.  Special Issuance and Delivery Instructions. If certificates for HLS Shares, or any Gifted Time Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if any certificates for Gifted Time Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.  Substitute Form W-9. Under U.S. federal income tax law, HLS may be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering shareholder must provide HLS with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If HLS is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Gifted Time Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on Substitute Form W-9. To satisfy HLS that a foreign person qualifies as an exempt recipient, such shareholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such Forms can be obtained from HLS.

Failure to complete the Substitute Form W-9 will not, by itself, cause Gifted Time Shares to be deemed invalidly tendered, but may require HLS to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9.  Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Gifted Time Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Gifted Time immediately by calling [(___) ___-____]. Gifted Time should be able to provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give Gifted Time a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Exchange Offer.

10.  Waiver of Conditions. The conditions of the Exchange Offer may be waived, in whole or in part, by HLS, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

11.  Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to HLS at its address and telephone number set forth below. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from HLS at its address and telephone number set forth below.

12.  Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Gifted Time Shares will be determined by HLS in its sole discretion, and its determinations shall be final and binding. HLS reserves the absolute right to reject any and all tenders of Gifted Time Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of HLS’s counsel, be unlawful. HLS also reserves the absolute right to waive certain conditions to the Exchange Offer described in the Prospectus under the section titled “The Exchange Offer—Conditions to the Exchange Offer,” or any defect or irregularity in the tender of any Gifted Time Shares. No tender of Gifted Time Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of HLS or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Gifted Time Shares and none of them will incur any liability for failure to give any such notice. HLS’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY HLS PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY HLS PRIOR TO THE EXPIRATION DATE.

Any questions or requests for assistance may be directed to HLS at its address or telephone number set forth below. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from HLS at its address and telephone number set forth below.

HLS SYSTEMS INTERNATIONAL, INC.
c/o Chardan North China Acquisition Corporation
625 Broadway, Suite 1111
San Diego, CA 92101
Telephone: (619) 795-4627